Exhibit  99.1

INTERACTIVE BROKERS GROUP ANNOUNCES RECORD 2007 RESULTS

— — —

REPORTS PRO FORMA INCOME BEFORE TAXES and Minority Interest OF $931.6 MILLION ON $1,468.2
MILLION IN NET REVENUES, EARNINGS PER SHARE OF $1.59

GREENWICH, CONN, January 24, 2008 — Interactive Brokers Group, Inc. (NASDAQ GS: IBKR) an automated global electronic market maker and broker, today reported pro forma diluted earnings per share of $1.59 for the year ended December 31, 2007, compared to pro forma $1.22 for the same period in 2006.

Net revenues were $1,468.2 million and income before income taxes and minority interest was $931.6 million for the year, compared to net revenues of $1,252.4 million and income before income taxes of $761.4 million in 2006.

Business Highlights

•                  Earnings per share increased by 30.3% from the prior year and 58.6% from the year ago quarter.

•                  63.5% pre-tax margin for 2007 and 67.6% pre-tax margin for the 4th quarter.

•                  Market Making pre-tax income grew 8.6% from the prior year and 45.4% from the year ago quarter.

•                  69.8% Market Making pre-tax margin for 2007 and 73.2% pre-tax margin for the 4th quarter.

•                  Electronic Brokerage pre-tax income up 100.7% from the prior year and 194.3% from the year ago quarter.

•                  46.5% Electronic Brokerage pre-tax margin in 2007 and 52.5% pre-tax margin for the 4th quarter.

•                  Cleared DARTs increased to 259,000, or 64.1%, from the year ago quarter.

 “2007 has been our best year, an all time record for us, both in our brokerage and in our market making businesses, as both segments benefited from increased volatility and trading volumes in the exchange-listed derivatives space,” said Thomas Peterffy, Chairman and CEO. “In our brokerage business we were able to achieve a 100% pretax income growth for the year, resulting in our brokerage income rising to 21% of the total in 2007 and 23% of the total in the fourth quarter of 2007 vs. 13% for the full year and the fourth quarter of 2006. As the credit crises unfolded during the course of the year, more and more market participants came to realize the importance of the safety provided by clearing houses for exchange-traded contracts as opposed to OTC products.

“We believe that this trend was in part responsible for the growth in exchange volumes and it will continue for the foreseeable future, driving further growth for our business. Our primary focus in the past year has been on growing our cleared options business. We developed the best order-routing and trading technology in the industry and were rewarded for our efforts by a 94% increase in our cleared options volume from the year ago quarter.

“In our market making business we succeeded in overcoming some setbacks in the early part of the year and finished with an 8.6% increase in pretax earnings over 2006.

“We continue to place great emphasis on gaining efficiency through the use of automation across all of our businesses. This strategy has resulted in our pretax profit margin climbing to 63.5% in 2007 from 60.8% in 2006.”

Segment Overview

Electronic Brokerage

Electronic Brokerage segment income before income taxes grew 100.7% in 2007 and 194.3% in the quarter ended December 31, 2007 compared to the same periods in 2006.  This growth was driven by higher revenues from commission and execution fees and growth in net interest income.  Pre-tax margin increased from 33.0% in 2006 to 46.5% for 2007, reflecting leverage from automation.  Total DARTs for cleared and execution-only customers increased 53.8% to 307,000 during the three months ended December 31, 2007, compared to 199,000 during the three months ended December 31, 2006.  Cleared DARTs increased by 64.1% to 259,000 for the three months ended December 31, 2007 compared to the same period in 2006.

Market Making

Market Making segment income before income taxes increased 8.6% in 2007 and 45.4% in the quarter ended December 31, 2007 compared to the same periods in 2006.  Pre-tax margin edged up to 69.8% in 2007 from 69.4% in 2006.  High market volumes and increased volatility demonstrated the benefits of our automated trading system and integrated real time risk management.  Market Making options contract volume grew by 20.4% in 2007.  In addition, our strong capital base was helpful at a time of constrained liquidity in the markets.

Conference Call Information:

Interactive Brokers Group will hold a conference call with investors today, January 24, 2008, at 5:30 p.m. EST to discuss its year end results. Investors who would like to listen to the conference call live should dial 888-663-2254 (U.S. domestic) and 913-312-0856 (international). The number should be dialed approximately ten minutes prior to the start of the conference call. Ask for the “Interactive Brokers Conference Call.”

The conference call will also be accessible simultaneously, and through replays, as an audio webcast through the Investor Relations section of the Interactive Brokers web site, www.interactivebrokers.com/ir.

About Interactive Brokers Group, Inc.:

Interactive Brokers Group is an automated global electronic market maker and broker specializing in routing orders and executing and processing trades in securities, futures and foreign exchange instruments on more than 70 electronic exchanges and trading venues around the world. As a market maker, we provide liquidity at these marketplaces and, as a broker, we provide professional traders and investors with direct access to stocks, options, futures, forex and bonds from a single IB Universal AccountSM.  Employing proprietary software on a global communications network, Interactive Brokers Group continuously integrates its software with a growing number of exchanges and trading venues into one automatically functioning, computerized platform that requires minimal human intervention.

Cautionary Note Regarding Forward-Looking Statements:

The foregoing information contains certain forward-looking statements that reflect the company’s current views with respect to certain current and future events and financial performance. These forward-looking statements are and will be, as the case may be, subject to many risks, uncertainties and factors relating to the company’s operations and business environment which may cause the company’s actual results to be materially different from any future results, expressed or implied, in these forward-looking statements. Any forward-looking statements in this release are based upon information available to the company on the date of this release. The company does not undertake to publicly update or revise its forward-looking statements even if experience or future changes make it clear that any statements expressed or implied therein will not be realized. Additional information on risk factors that could potentially affect the company’s financial results may be found in the company’s filings with the Securities and Exchange Commission.

For Interactive Brokers Group, Inc. Media: Andrew Wilkinson, 203-913-1369 or Investors: 888-919-0022 (domestic) and 312-542-6890 (international).

INTERACTIVE BROKERS GROUP, INC. AND SUBSIDIARIES

OPERATING DATA

TRADE VOLUMES:
(in 000’s, except %)					Brokerage
	Market		Brokerage		Non				Avg. Trades
	Making	%	Cleared	%	Cleared	%	Total	%	per US
Period	Trades	Change	Trades	Change	Trades	Change	Trades	Change	Trading Day
2003	32,772		22,748		2,367		57,887		230
2004	41,506	27%	28,876	27%	2,932	24%	73,314	27%	290
2005	54,044	30%	34,800	21%	7,380	152%	96,224	31%	382
2006	66,043	22%	51,238	47%	12,828	74%	130,109	35%	518
2007	99,086	50%	72,931	42%	16,638	30%	188,655	45%	752

4Q2006	17,409		13,229		3,448		34,086		541
4Q2007	24,871	43%	22,464	70%	4,376	27%	51,711	52%	808

CONTRACT AND SHARE VOLUMES:
(in 000’s, except %)

TOTAL
		Options	%	Futures*	%	Stocks	%
Period		(contracts)	Change	(contracts)	Change	(shares)	Change
2003		194,358		31,034		17,038,250
2004		269,715	39%	37,748	22%	17,487,528	3%
2005		409,794	52%	44,560	18%	21,925,120	25%
2006		563,623	38%	62,419	40%	34,493,410	57%
2007		673,144	19%	83,134	33%	47,324,798	37%

4Q2006		141,609		16,419		8,695,471
4Q2007		181,814	28%	23,020	40%	12,895,696	48%

MARKET MAKING
		Options	%	Futures*	%	Stocks	%
Period		(contracts)	Change	(contracts)	Change	(shares)	Change
2003		177,459		6,638		12,578,584
2004		236,569	33%	10,511	58%	12,600,280	0%
2005		308,613	30%	11,551	10%	15,625,801	24%
2006		371,929	21%	14,818	28%	21,180,377	36%
2007		447,905	20%	14,520	-2%	24,558,314	16%

4Q2006		92,118		3,540		5,206,850
4Q2007		123,550	34%	3,960	12%	6,353,053	22%

BROKERAGE TOTAL
		Options	%	Futures*	%	Stocks	%
Period		(contracts)	Change	(contracts)	Change	(shares)	Change
2003		16,898		24,396		4,459,667
2004		33,146	96%	27,237	12%	4,887,247	10%
2005		101,181	205%	33,009	21%	6,299,319	29%
2006		191,694	89%	47,601	44%	13,313,033	111%
2007		225,239	17%	68,614	44%	22,766,484	71%

4Q2006		49,491		12,879		3,488,621
4Q2007		58,264	18%	19,060	48%	6,542,643	88%

* Includes options on futures

INTERACTIVE BROKERS GROUP, INC. AND SUBSIDIARIES

OPERATING DATA, CONTINUED

CONTRACT AND SHARE VOLUMES, continued:

(in 000’s, except %)

BROKERAGE CLEARED

Period	Options (contracts)	% Change	Futures* (contracts)	% Change	Stocks (shares)	% Change
2003	11,351		19,086		3,612,503
2004	16,438	45%	24,118	26%	4,339,462	20%
2005	23,456	43%	30,646	27%	5,690,308	31%
2006	32,384	38%	45,351	48%	12,492,870	120%
2007	51,586	59%	66,278	46%	20,353,584	63%

4Q2006	8,187		12,401		3,162,355
4Q2007	15,860	94%	18,404	48%	5,820,904	84%

*  Includes options on futures

BROKERAGE STATISTICS

(in 000’s, except % and where noted)

	4Q2007	4Q2006	% Change
Total Accounts	95	77	24%
Customer Equity (in Billions)*	$8.8	$6.1	44%
Cleared DARTs	259	158	64%
Total Customer DARTs	307	199	54%

(in $’s, except DART per account)
Avg. Commission per DART	$4.27	$4.48
Avg. DART per Account (Annualized)	701	525
Avg. Net Revenue per Account (Annualized)	$4,386	$3,481

*  Excluding Non-Customers

INTERACTIVE BROKERS GROUP, INC. AND SUBSIDIARIES

SEGMENT FINANCIAL INFORMATION

(UNAUDITED)

		Three Months Ended December 31,		Year Ended December 31,
		2007	2006	2007	2006
		(in millions)

Market Making	Net revenues	$279.0	$215.2	$1,031.2	$954.7
	Non-interest expenses	74.8	74.8	311.4	291.9
	Income before income taxes	$204.2	$140.4	$719.8	$662.8
	Pre-tax profit margin	73%	65%	70%	69%

Electronic Brokerage	Net revenues	$118.2	$81.6	$425.2	$298.4
	Non-interest expenses	56.1	60.5	227.3	199.8
	Income before income taxes	$62.1	$21.1	$197.9	$98.6
	Pre-tax profit margin	53%	26%	47%	33%

Corporate	Net revenues	$0.3	$(3.6)	$11.8	$(0.7)
	Non-interest expenses	(2.1)	(3.6)	(2.1)	(0.7)
	Income before income taxes	$2.4	$0.0	$13.9	$0.0

Total	Net revenues	$397.5	$293.2	$1,468.2	$1,252.4
	Non-interest expenses	128.8	131.7	536.6	491.0
	Income before income taxes and minority interest	$268.7	$161.5	$931.6	$761.4
	Pre-tax profit margin	68%	55%	63%	61%

INTERACTIVE BROKERS GROUP, INC. AND SUBSIDIARIES

CONSOLIDATED STATEMENTS OF INCOME

(UNAUDITED)

	Three Months Ended December 31,		Year Ended December 31,
	Actual 2007	Pro forma 2006	Pro forma 2007	Pro forma 2006
	(in millions, except share and per share data)

Revenues:
Trading gains	$249.8	$174.0	$888.1	$805.1
Commissions and execution fees	75.0	46.4	261.1	174.4
Interest income	185.0	196.2	782.2	672.1
Other income	23.1	20.0	92.0	85.2
Total revenues	532.9	436.6	2,023.4	1,736.8
Interest expense	135.4	143.4	555.2	484.4
Total net revenues	397.5	293.2	1,468.2	1,252.4

Non-interest expenses:
Execution and clearing	79.0	82.5	335.7	313.3
Employee compensation and benefits	26.1	26.0	118.8	110.1
Occupancy, depreciation and amortization	7.4	5.9	26.5	22.7
Communications	3.9	3.5	14.9	12.6
General and administrative	12.4	13.8	40.7	32.3
Total non-interest expenses	128.8	131.7	536.6	491.0

Income before income taxes and minority interest	268.7	161.5	931.6	761.4
Income tax expense	24.2	9.9	71.2	52.3
Minority interest	(225.6)	(139.9)	(794.4)	(658.5)
Net income	$18.9	$11.7	$66.0	$50.6

Earnings per share
Basic	$0.47	$0.30	$1.64	$1.26
Diluted	$0.46	$0.29	$1.59	$1.22

Weighted average common shares outstanding
Basic	40,143,299	40,142,196	40,142,474	40,142,196
Diluted	401,317,597	401,317,851	401,317,190	401,317,851

INTERACTIVE BROKERS GROUP, INC. AND SUBSIDIARIES

4Q06 PRO FORMA CONSOLIDATED STATEMENT OF INCOME

(UNAUDITED)

	Three Months Ended December 31, 2006
	Historical	Adjustments	Pro Forma(1)
Statement of Income Data:	(in millions, except share and per share data)
Revenues:
Trading gains	$174.0	$—	$174.0
Commissions and execution fees	46.4	—	46.4
Interest income	196.2	—	196.2
Other income	20.0	—	20.0

Total revenues	436.6	—	436.6

Interest expense	143.4	—	143.4

Total net revenues	293.2	—	293.2

Non-interest expenses:
Execution and clearing	82.5	—	82.5
Employee compensation and benefits	26.0	—	26.0
Occupancy, depreciation and amortization	5.9	—	5.9
Communications	3.5	—	3.5
General and administrative(2)	13.6	0.2	13.8

Total non-interest expenses	131.5	0.2	131.7

Income before income taxes and minority interest	161.7	(0.2)	161.5
Income tax expense(3),(4)	5.8	4.1	9.9
Less — Minority interest(5)	—	(139.9)	(139.9)

Net income	$155.9	$(144.2)	$11.7

Earnings per share(6):
Basic			$0.30
Diluted			$0.29

Weighted average common shares outstanding
Basic			40,142,196
Diluted			401,317,851

See accompanying notes to unaudited pro forma consolidated statement of income.

INTERACTIVE BROKERS GROUP, INC. AND SUBSIDIARIES

YEAR ENDED DECEMBER 31, 2006 PRO FORMA CONSOLIDATED STATEMENT OF INCOME

(UNAUDITED)

	Year Ended December 31, 2006
	Historical	Adjustments	Pro Forma(1)
Statement of Income Data:	(in millions, except share and per share data)
Revenues:
Trading gains	$805.1	$—	$805.1
Commissions and execution fees	174.4	—	174.4
Interest income	672.1	—	672.1
Other income	85.2	—	85.2

Total revenues	1,736.8	—	1,736.8

Interest expense	484.4	—	484.4

Total net revenues	1,252.4	—	1,252.4

Non-interest expenses:
Execution and clearing	313.3	—	313.3
Employee compensation and benefits	110.1	—	110.1
Occupancy, depreciation and amortization	22.7	—	22.7
Communications	12.6	—	12.6
General and administrative(2)	32.1	0.2	32.3

Total non-interest expenses	490.8	0.2	491.0

Income before income taxes and minority interest	761.6	(0.2)	761.4
Income tax expense(3),(4)	27.4	24.9	52.3
Less — Minority interest(5)	—	(658.5)	(658.5)

Net income	$734.2	$(683.6)	$50.6

Earnings per share(6):
Basic			$1.26
Diluted			$1.22

Weighted average common shares outstanding
Basic			40,142,196
Diluted			401,317,851

See accompanying notes to unaudited pro forma consolidated statement of income.

INTERACTIVE BROKERS GROUP, INC. AND SUBSIDIARIES

YEAR ENDED DECEMBER 31, 2007 PRO FORMA CONSOLIDATED STATEMENT OF INCOME

(UNAUDITED)

	Year Ended December 31, 2007
	Historical	Adjustments	Pro Forma(1)
Statement of Income Data:	(in millions, except share and per share data)
Revenues:
Trading gains	$888.1	$—	$888.1
Commissions and execution fees	261.1	—	261.1
Interest income	782.2	—	782.2
Other income	92.0	—	92.0

Total revenues	2,023.4	—	2,023.4

Interest expense	555.2	—	555.2

Total net revenues	1,468.2	—	1,468.2

Non-interest expenses:
Execution and clearing	335.7	—	335.7
Employee compensation and benefits	118.8	—	118.8
Occupancy, depreciation and amortization	26.5	—	26.5
Communications	14.9	—	14.9
General and administrative(2)	40.5	0.2	40.7

Total non-interest expenses	536.4	0.2	536.6

Income before income taxes and minority interest	931.8	(0.2)	931.6
Income tax expense(3),(4)	46.0	25.2	71.2
Less — Minority interest(5)	—	(794.4)	(794.4)

Net income	$885.8	$(819.8)	$66.0

Earnings per share(6):
Basic			$1.64
Diluted			$1.59

Weighted average common shares outstanding
Basic			40,142,474
Diluted			401,317,190

See accompanying notes to unaudited pro forma consolidated statement of income.

INTERACTIVE BROKERS GROUP, INC. AND SUBSIDIARIES

NOTES TO PRO FORMA CONSOLIDATED STATEMENTS OF INCOME

Represents adjustments to reflect the following:

(1)                                  Pro forma earnings per share calculations (i) include the restricted shares of Common Stock that have been issued or are to be issued pursuant to the 2007 ROI Unit Stock Plan (ii) and issuance of restricted shares of Common Stock pursuant to the 2007 Stock Incentive Plan, but excludes shares of Common Stock that are issuable in the future pursuant to the 2007 Stock Incentive Plan.

(2)                                  Adjusted for Delaware franchise taxes that will be payable, estimated at $0.165 million annually.

(3)                                  The income tax adjustments of $4.1 million for the three month period ended December 31, 2006, and $25.2 million and $24.9 million for the years ended December 31, 2007 and 2006, respectively, represent the sum of the current income tax expense adjustment for this period and the deferred income tax expense adjustment for this period (referenced in footnote 4 below).

(4)                                  Additional deferred income tax expense will be $16.6 million annually, resulting from the straight-line amortization of the deferred tax asset of $248.3 million arising from the acquisition of the 10.0% member interest in IBG LLC (see footnote 3 above) over 15 years.

(5)                                  Adjusted for the approximate 89.7% interest in IBG LLC that IBG Holdings LLC holds arising from the Recapitalization and the IPO, including initial share issuances pursuant to employee equity incentive plans (see footnote 1 above). The adjustments are equal to 89.7% of total net income for the respective three and twelve periods presented.

(6)                                  Basic pro forma earnings per share are calculated based on 40.1 million shares of Common Stock and 100 shares of Class B common stock being outstanding, including 0.1 million shares issued pursuant to the 2007 Stock Incentive Plan and the 2007 ROI Unit Stock Plan. Diluted earnings per share are calculated based on an assumed purchase by us of all remaining IBG LLC membership interests held by IBG Holdings LLC and the issuance by us of 360 million shares of Common Stock, resulting in a total of 401.3 million shares deemed outstanding as of the beginning of each period. There is no impact on earnings per share for such purchase and issuance because 100% of net income before minority interest would be available to common stockholders as IBG Holdings LLC would no longer hold a minority interest, and the full difference between the book and tax basis of IBG LLC’s assets would also be available for reducing income tax expense. Therefore, the net income utilized to calculate diluted earnings per share would be $114 million for the three month period ended December 31, 2006, and $640 million and $491 million for the years ended December 31, 2007 and 2006, respectively.

Diluted weighted average common shares outstanding of 401.3 million shares also includes 1.2 million shares of Common Stock to be issued pursuant to the 2007 ROI Unit Stock Plan.  Shares of Common Stock to be issued in connection with the 2007 Stock Incentive Plan have been excluded from diluted weighted average common shares outstanding because such shares are non-dilutive.